UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period: 9/30/13

Item 1.  Reports to Stockholders.

TWO OAKS DIVERSIFIED

GROWTH AND INCOME FUND

Semi-Annual Report

September 30, 2013

      (Unaudited)

The Two Oaks Diversified Growth and Income Fund

October 1, 2013

Dear Fellow Shareholders of The Two Oaks Diversified Growth and Income Fund,

It has been almost 8 years since we took over the portfolio management of the Montecito Fund on November 1, 2005.

PERFORMANCE RECAP

The fund we inherited started operations on April 15, 2002 and has a publishable 10 year track record.  However, the current management and investment disciplines have been in place since November 1, 2005 when the Net Asset Value of the fund was $10.09 per share.  Since November 1, 2005 there have been $2.8785 in distributions and the Net Asset Value per share was $11.88 as of September 30, 2013.  This has resulted in a total positive return of $4.6685 per share.  As of the end of September the portfolio was invested 44.83% in Equities, 32.03% in Real Estate and Asset Based related securities, 16.97% in Fixed Income and held 6.17% in Cash.  The benchmark selected for our fund is a blend of 60% Standard and Poor’s 500 and 40% Barclay’s Aggregate Bond Index.  From November 1, 2005 until September 30, 2013 this index showed a cumulative rate of return of 62.07% and an Average Annual Return of 6.29%.  During this same time frame our fund at Net Asset Value showed a cumulative rate of return of 55.85% and an Average Annual Return of 5.77%.  For the year ended September 30, 2013 our fund was up between appreciation of $0.7404 and dividends of $0.2266 a total of $0.967 or 8.79%.  For the six months ended September 30, 2013 our fund was up by dividends of $0.12 or 1.02%.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2014 to ensure that the net annual fund operating expenses will not exceed 1.75% for Class A, and 2.50% for Class C, subject to possible recoupment from the Fund in future years.  Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call 559.375.7500.

KEY FACTORS

The past 6 months saw a continued rise in the equity markets, dividend increases from many companies we own, & the continued economic recovery we have seen inch forward for nearly 5 years now.  The past 6 months also saw the start of a real negative headwind we have warned of – rising interest rates.  During this time the 10 year U.S. Treasury bond went from an intraday low of 1.61% on May 1st, 2013 to 2.984% on September 5th, 2013.  While the yield may not sound like much, that was an 85% move in just over 4 months!  As such, our higher yielding Real Estate, Asset Based, & Fixed Income securities have seen their prices come under pressure offsetting the strong performance we have seen from many of our Stock holdings.  We have been well aware of the risks associated with rising interest rates and that is why the weighting in Fixed Income has been near the minimum 15% for years now.  Likewise, this is why our higher yielding investments in Real Estate / Asset Based securities have focused on companies with the ability to increase their distributions going forward; offsetting the negative pricing pressures found in a rising rate environment.  Unfortunately, there will be a time lag before growing distributions can offset the quick negative impacts on prices brought on by higher interest rates.  While this period has been difficult we remain confident in the businesses we own and will highlight a couple of them in the appropriate section of this letter.

We would like to remind our investors the Two Oaks Diversified Growth & Income Fund has a long-term investment philosophy.  We do not chase short-term performance but instead remain committed to our investment philosophy of attempting to achieve reduced volatility while increasing capital and income.  We do not want our investors losing sleep over their exposure to the fund.  With that said, during strong bull markets chances are we are not going to keep pace with the S&P 500, our 60% S&P 500 / 40% Barclays Aggregate Bond Benchmark, or our comparative peer groups from Lipper or Morningstar.  The prospectus limitations of 15% - 50% exposure in each of the three major asset classes (Stocks, Real Estate/Asset Based, Fixed Income) prove to be a difficult constraint if trying to keep pace with the market or other funds in our supposed peer group that are now more than 90% invested in stocks.  However, we remain of the mind that market returns and valuations tend to be mean reverting and remain confident that the market will once again experience low, flat, or even negative returns.  We believe when this happens investors will once again appreciate the diversification the fund provides, the positive return coming in from dividends/interest, and the financial strength of the positions we own.

MARKET CONDITIONS

Looking beyond short-term price movements we offer our thoughts in regards to the asset classes we invest in:  Stocks, Real Estate / Asset Based, Fixed Income

STOCKS

Since the bottom of the Great Recession in 2008 - 2009 we have been overweight stocks.  Great businesses paying a consistent & growing dividend were trading at very attractive prices.  This advice has worked out well for our investors helping many move ever closer to achieving their Financial Independence.  However, for the first time in the last 5 years we would like to recommend a cautionary stance in regards to investing in the stock market based on the following historical valuation data.

Time	Average P/E Ratio	Average Dividend Yield	Average 10yr Treasury Yield	Fed Model
1870’s	11.5	6.2%	4.8%	1.83
1880’s	15.3	5.1%	3.6%	1.85
1890’s	17.5	4.3%	3.5%	1.73
1900’s	13.9	4.4%	3.5%	2.07
1910’s	11.0	6.0%	4.3%	2.37
1920’s	13.1	5.3%	3.9%	2.12
1930’s	16.6	5.5%	2.9%	2.27
1940’s	11.3	5.7%	2.3%	4.33
1950’s	12.0	4.7%	3.1%	2.94
1960’s	18.0	3.1%	4.9%	1.20
1970’s	12.4	4.1%	7.6%	1.21
1980’s	12.0	4.1%	10.3%	.83
1990’s	21.7	2.3%	6.4%	.74
2000’s	30.1	1.8%	4.2%	.97
2010’s	16.7	2.0%	2.4%	2.76
Averages 1870 - 2012	15.5	4.4%	4.6%	1.91
Today	19.3	2.0%	2.7%	1.95

Data through 9/30/2013

We took data from www.multpl.com and created the above table for long-term perspective on the earnings multiple, dividend yield, & 10yr treasury yield.  Further, we took this data and calculated the Fed Model, which is a commonly used relative valuation tool.  To calculate the Fed Model take the reciprocal of the P/E ratio (which is called the earnings yield) and divide it by the 10yr treasury yield.  The theory is a reading below one signals stocks may be overvalued relative to bonds and a reading above one signals stocks may be undervalued relative to bonds.    In actuality, you can see the historical average is 1.9.  Examining the data shows the market currently trades above its historic earnings multiple, has a lower dividend yield, & trades roughly in-line with the historic Fed Model reading.

Now some of you may be confused as many talking heads on TV have been touting this market as right in line with historical valuations and not well above average as the data from www.multpl.com shows.  Part of this lies in how the calculations are performed as the above data uses trailing twelve month “as reported” earnings which is very different from how Standard & Poor’s calculates their metrics.  So in the spirit of fairness, we dug into the S&P 500 valuation metrics as well.  Pulling up data on the S&P 500 does indeed reveal it is currently valued at roughly 15.5 times earnings, which would be right in-line with historical market averages.  However, because the S&P 500 is a market-weighted index (meaning the bigger the company, the more weighting it has on the index) we feel it isn’t reflecting the true valuations we are seeing with the majority of the companies we follow.  If you instead take an equal-weighted portfolio of the 500 companies in the S&P 500 you see they are trading at over 21 times 2014 estimates and less than ¼ of the 500 companies in the index actually trade below 15.5 times earnings!  Hardly the historical value one might expect.  Perhaps the following comment from Warren Buffet just last month summarizes our current thoughts about the valuation of the market, “We don’t find bargains around but we don’t think things are way overvalued either.  We are having a hard time finding things to buy.”

We are not saying now is the time to drastically reduce our stock market exposure.  Rather, we believe now is the time to be very selective with what we own.  If we can’t identify why a company is going to see true organic revenue growth then it better be trading at a very compelling valuation to warrant our investment dollars.  We liken this market environment to driving in dangerous conditions.  When driving conditions become dangerous you let up on the accelerator, slow down a bit, and proceed with caution.  You still have to get to your destination but need to make sure you arrive there safely.  The same is true when we invest for our clients.

REAL ESTATE / ASSET BASED

The fundamentals of the Commercial Real Estate market continue to improve.  We see vacancy rates slowly working their way down and additional space not being added except on an as needed basis.  With the United States actively pursuing an energy independence push, the costs of manufacturing are becoming more world competitive again.  We note there has actually been a movement of increased manufacturing activity in the U.S. that should lead to industrial real estate demand increasing in the future.  Many residential markets continue to show pricing stability and gains in certain areas.  In addition, housing starts have also improved.  Our exposure to Real Estate will remain focused on those areas where we see either a demographic trend creating significant demand, or large barriers to replacement.  We feel this area does provide us with very nice cash flow from dividends, which gives us the patience to wait for rents to increase and justify higher valuations.

Our Asset Based securities continue to participate in the long-term trend of energy independence in the United States.  We believe exposure to this asset class allows us to own assets that generate significant positive cash flow and have exposure to Master Limited Partnerships without generating a K1 for our shareholders.  This asset class represents a very nice strategic fit with our investment philosophy.

FIXED INCOME

Rising interest rates will make finding attractive bonds challenging.  We remain of the mind that if we are going to own fixed coupon bonds then we need to stay with short-term maturities preferably issued by corporations that are in better financial shape than most governments.  To further combat rising interest rates we continue to recommend bonds with an adjustable rate or conversion feature.  In some respects we are recommending the best of the worst as we must maintain at least a 15% weighting in an asset class that we feel could face a decade long headwind as interest rates continue to climb.

PORTFOLIO UPDATES

During the past 6 months we made a couple of significant moves.  On the purchase side, we added Apache Corp. (APA) to the portfolio and through appreciation and purchases it is now the number two holding in the fund at 4.41% as of 9/30/2013.  Apache explores for and produces natural gas, crude oil, & natural gas liquids in the U.S., Canada, Australia, Argentina, Egypt, & the North Sea.  When we invested in Apache we saw a company with great assets trading at a substantial discount to their peer group primarily because of their exposure to Egypt.  Our research showed Apache even appeared undervalued after removing all of their Egyptian production.  During the last quarter Apache has regained focus by selling off some non-core assets and selling a 1/3 stake in their Egyptian operations.  These actions were taken favorably by the market and we remain confident Apache’s actions will close the peer group valuation gap.

On the sell side, we took our profits in American Express (AXP).  American Express is a leading global payments, network, and travel firm.  We sold our American Express stake due to the stock reaching our upside evaluation price.  Making a sell decision is often more difficult than making a buy decision.  For us, we sell a position when:

1.  We find better value elsewhere in the market

2.  Something has fundamentally changed with the company

3.  The stock price has reached our estimation of full value

We feel American Express is still a great business but no longer a great investment based on the valuation we sold it for.

BEST & WORST INDIVIDUAL PERFORMERS

We would like to remind our shareholders of our common-sense investment strategy of buying great companies at good prices.  With the popularity of indexing and ETFs it is easy to lose sight and forget that we are actually buying a piece of a business and not just some 3 or 4 letter symbol.  Owning great businesses allows us to the ability to build wealth through compounding.  The price the market is willing to pay for these businesses will always fluctuate.  But, as long as the company is performing fundamentally we can weather short-term price volatility in pursuit of long-term compounding.  Some of the volatility in market perception of value can influence the year-to-year performance of our fund.  Yet, we know long-term common sense investing creates true wealth.

Below, we highlight our best & worst performer over the past 6 months:

BEST:  Consolidated Water (CWCO), which represents 4.64% of the fund as of 9/30/2013, has given us our greatest return during the past 6 months.

Consolidated Water develops & operates seawater desalination plants and water distribution systems.  This stock epitomizes our long-term investment philosophy.  For several years Consolidated Water was a laggard for the fund.  However, as the company has seen success with their reverse osmosis technology in areas such as Baja California, Mexico & Bali, Indonesia, the market has finally awaken to the exciting growth prospects Consolidated Water possesses sending the stock up over 100% year to date.  CEO Rick McTaggart stated the following on the 2Q 2013 conference call, “I am also pleased to report that our development activities in connection with the Rosarito initiative have presented us with the opportunity to pursue two other potential projects in Mexico, projects of a size consistent with some of our larger Caribbean-based operations.”  We envision many more opportunities in Consolidated Water’s future and maintain the holding as our top position in the fund.

WORST:  CVR Refining (CVRR), which represents 3.23% of the fund as of 9/30/2013, has been our worst performer during the past 6 months.

CVR Refining owns & operates two oil refineries and related logistical assets in the mid-continent region of the United States.  The refining sector saw stock prices come under pressure as infrastructure bottlenecks within the U.S. have gradually eased.  The increased infrastructure has reduced the price differential between global & U.S. based oil and hurt refining margins.  While the short-term performance has been painful we still believe our long-term investment thesis will come to fruition – refined oil products remain essential, there are substantial barriers to entry when it comes to building new oil refineries,  & the United States continues down its path to energy independence due to the vast supply unlocked by new drilling techniques.  We believe patience will once again be rewarded.

SUMMARY

We continue to believe that owning high quality investment assets that pay an income that grows over time and diversifying those holdings is an excellent recipe for investors to achieve financial independence.  Our disciplines dictate that we be balanced, with 15% to 50% in each of the three major asset categories – Equities, Fixed Income, and Real Estate and Asset Based.  Adding to that asset allocation is our own proprietary research and analytical tools that are the hallmarks of our “common sense investing” for the long term.

Thank you for your continued confidence and the opportunity to manage the fund.  We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns.  As always, we welcome and encourage your comments and feedback.

Blake Todd, AIF®

Jarrett Perez, CFA

Portfolio Manager

Associate Portfolio Manager

Two Oaks Investment Management, LLC is not affiliated with Northern Lights Distributors, LLC.

Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety.  Fix income securities are subject to risks including inflationary and interest rate changes, among others.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

2591-NLD-10/22/2013

Two Oaks Diversified Growth and Income Fund

Portfolio Review (Unaudited)

 The Fund’s performance figures for the periods ending September 30, 2013, compared to its benchmarks:

(1) Effective November 1, 2005, the strategy of the Montecito Fund changed and Blake Todd assumed the role of Portfolio

      Manager.

(2) Adjusted for initial maximum sales charge of 5.75%.

*  The Two Oaks Diversified Growth and Income Fund Class A commenced operations on April 15, 2002.

** The Two Oaks Diversified Growth and Income Fund Class C commenced operations on September 27, 2012.  Annualized since inception return for the S&P 500 is 18.64%.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  The Barclays U.S. Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (855) 896-6257.

HOLDINGS BY ASSET CLASS** (Unaudited)

**Based on Total Net Assets as of September 30, 2013.

Common Stock	59.5%
Real Estate Investment Trusts	16.5%
Corporate Bonds	14.8%
Preferred Stock	2.4%
Other, Cash and Cash Equivalents	6.8%
100.0%

Two Oaks Diversified Growth & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)		September 30, 2013
Shares	Security	Fair Value
	COMMON STOCK - 59.52%
	AUTO PARTS & EQUIPMENT - 1.26%
20,000	Titan International, Inc.	$ 292,800

	CHEMICALS - 5.80%
30,000	CVR Partners LP	531,000
15,000	Dow Chemical Co.	576,000
2,500	Ecolab, Inc.	246,900
		1,353,900
	COMMERCIAL SERVICES - 1.37%
23,500	Resources Connection, Inc.	318,895

	COMPUTERS - 2.66%
1,300	Apple, Inc.	619,775

	CONGLOMERATES - 3.07%
30,000	General Electric Co.	716,700

	DIVERSIFIED FINANCIAL SERVICES - 6.32%
10,000	American Express Co.	755,200
10,000	T Rowe Price Group, Inc.	719,300
		1,474,500
	FOOD - 2.67%
10,000	Armanino Foods of Distinction, Inc.	16,900
20,000	Calavo Growers, Inc.	604,800
		621,700
	MEDICAL - 0.71%
5,000	Abbott Laboratories	165,950

	METAL FABRICATE/HARDWARE - 1.19%
2,000	Valmont Industries, Inc.	277,820

	OIL & GAS - 13.05%
12,000	Apache Corp.	1,021,680
10,000	ConocoPhillips	695,100
30,000	CVR Refining LP	748,200
10,000	Phillips 66	578,200
		3,043,180
	OIL & GAS SERVICES - 1.40%
4,200	National Oilwell Varco, Inc.	328,062

	PHARMACEUTICALS - 4.50%
15,000	AbbVie, Inc.	670,950
10,000	Teva Pharmaceutical Industries Ltd. - ADR	377,800
		1,048,750

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)		September 30, 2013
Shares	Security	Fair Value
	PIPELINES - 2.13%
25,000	Crosstex Energy LP	$ 497,500

	RETAIL - 5.61%
8,000	McDonald's Corp.	769,680
10,000	Walgreen Co.	538,000
		1,307,680
	SEMICONDUCTORS - 3.17%
11,000	Qualcomm, Inc.	740,960

	WATER - 4.61%
80,000	Consolidated Water Co. Ltd.	1,074,846

	TOTAL COMMON STOCK	13,883,018
	( Cost - $12,463,175)

	PREFERRED STOCK - 2.45%
	BANKS - 2.09%
25,000	U.S. Bancorp, 3.50%	487,750

	HEALTHCARE - SERVICES - 0.36%
5,728	National Healthcare Corp., 0.80%	83,629

	TOTAL PREFERRED STOCK	571,379
	( Cost - $683,063)

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 16.48%
	DIVERSIFIED - 9.92%
25,000	Armada Hoffler Properties, Inc.	247,750
10,000	Digital Realty Trust, Inc.	531,000
35,000	EPR Properties - Convertible Preferred, 5.75%	745,500
10,100	Lexington Realty Trust - Convertible Preferred, 6.50%	463,085
33,000	UMH Properties, Inc.	327,690
		2,315,025
	HEALTH CARE - 3.00%
30,000	Senior Housing Properties Trust	700,200

	MANUFACTURED HOMES - 1.19%
11,191	American Land Lease, Inc. - Preferred, 7.75%	276,977

	OFFICE PROPERTY - 2.37%
12,000	BioMed Realty Trust, Inc.	223,080
15,000	CommonWealth REIT	328,650
		551,730

	TOTAL REAL ESTATE INVESTMENTS TRUSTS	3,843,932
	( Cost - $3,683,226)

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)		September 30, 2013
Principal Amount	Security	Fair Value
	CORPORATE BONDS - 14.77%
	BANKS - 4.11%
$ 500,000	Barclays Bank PLC, 1.50%, Due 4/11/2023	$ 478,797
500,000	Goldman Sachs Group., 2.00%, Due 5/20/2020	480,373
		959,170
	COMPUTERS - 4.21%
300,000	EMC Corp., 1.75%, Due 12/1/2013	479,437
500,000	International Business Machines Corp., 0.875%, Due 10/31/2014	503,220
		982,657
	DIVERSIFIED FINANCIAL SERVICES - 2.12%
500,000	General Electric Capital Corp., 1.244%, Due 4/16/2023	495,095

	SEMICONDUCTORS - 3.25%
700,000	Intel Corp. - Convertible, 2.95%, Due 12/15/2035	757,750

	TELECOMMUNICATIONS - 1.08%
250,000	AT&T, Inc., 0.875%, Due 2/13/2015	250,609

	TOTAL CORPORATE BONDS	3,445,281
	( Cost - $3,421,800)
Shares
	SHORT-TERM INVESTMENTS - 6.13%
1,430,386	Dreyfus Institutional Reserve Money Fund -
	Premier Shares, 0.00% (a)	1,430,386
	TOTAL SHORT-TERM INVESTMENTS
	( Cost - $1,430,386)

	TOTAL INVESTMENTS - 99.35%
	( Cost - $21,681,650)(b)	$ 23,173,996
	OTHER ASSETS LESS LIABILITIES - 0.65%	152,308
	NET ASSETS - 100.00%	$ 23,326,304

ADR - American Depositary Receipt
(a) Money market fund; interest rate reflects the seven-day effective yield on September 30, 2013.
(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,601,285 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 2,569,215
	Unrealized Depreciation:	(996,504)
	Net Unrealized Appreciation:	$ 1,572,711

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	September 30, 2013

Assets:
Investments in Securities at Fair Value
(Identified cost $21,681,650)	$ 23,173,996
Foreign Currency at Fair Value (Cost $102,360)	100,445
Receivables:
Subscriptions	23
Dividends and Interest	58,975
Prepaid Expenses and Other Assets	19,198
Total Assets	23,352,637

Liabilities:
Payables to Other Affiliates	1,849
Accrued Distribution Fees	4,388
Due to Advisor	15,190
Accrued Expenses and Other Liabilities	4,906
Total Liabilities	26,333

Net Assets	$ 23,326,304

Class A Shares:
Net Asset Value and Redemption Price Per Share
($22,503,482/1,894,457 shares)	$ 11.88

Maximum Offering Price Per Share ($11.88/0.9425)	$ 12.60

Class C Shares:
Net Asset Value, Offering and Redemption Price Per Share
($822,822/69,441 shares)	$ 11.85

Composition of Net Assets:
At September 30, 2013, Net Assets consisted of:
Paid-in-Capital	$ 20,884,836
Accumulated Undistributed Net Investment Income	354,063
Accumulated Net Realized Gain From
Security Transactions	596,974
Net Unrealized Appreciation on Investments
and Foreign Currency Translations	1,490,431
Net Assets	$ 23,326,304

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income Fund
STATEMENT OF OPERATIONS (Unaudited)	Six Months Ended September 30, 2013

Investment Income:
Dividend Income (net of $483 foreign taxes)	$ 511,995
Interest Income	34,582
Total Investment Income	546,577

Expenses:
Investment Advisory Fees	69,404
Distribution Fees:
Class A	27,917
Class C	4,008
Administration Fees	18,551
Legal Fees	12,968
Transfer Agent Fees	12,579
Fund Accounting Fees	9,626
Audit Fees	7,772
Chief Compliance Officer Fees	7,521
Registration and Filing Fees	7,521
Printing Expenses	4,766
Custody Fees	3,614
Trustee Fees	3,009
Insurance Expense	1,204
Miscellaneous Expense	2,005
Total Expenses	192,465
Less: Fees Waived by Adviser	(29,055)
Net Expenses	163,410
Net Investment Income	383,167

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net Realized Gains From Security and Foreign
Currency Transactions	452,763
Net Change in Net Unrealized Appreciation (Depreciation)
on Investments and Foreign Currency Translations	(605,649)
Net Realized and Unrealized Loss on Investments
and Foreign Currency Transactions	(152,886)

Net Increase in Net Assets
Resulting From Operations	$ 230,281

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	September 30, 2013	March 31, 2013
Operations:	(Unaudited)
Net Investment Income	$ 383,167	$ 449,626
Net Realized Gains From Security and
Foreign Currency Transactions	452,763	681,895
Net Change in Net Unrealized Appreciation (Depreciation)
on Investments and Foreign Currency Transactions	(605,649)	973,889
Net Increase in Net Assets
Resulting From Operations	230,281	2,105,410

Distributions to Shareholders From:
Net Investment Income:
Class A ($0.12 and $0.23 per share, respectively)	(224,787)	(379,537)
Class C ($0.07 and $0.09 per share, respectively)**	(4,536)	(2,389)
Total Distributions to Shareholders	(229,323)	(381,926)

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(58,380 and 301,714 shares, respectively)	695,698	3,362,857
Reinvestment of Dividends
(18,144 and 33,566 shares, respectively)	213,878	364,452
Cost of Shares Redeemed
(29,131 and 54,389 shares, respectively)	(345,593)	(599,756)
Class C**:
Proceeds from Shares Issued
(40,334 and 61,545 shares, respectively)	478,916	699,526
Reinvestment of Dividends
(358 and 207 shares, respectively)	4,200	2,261
Cost of Shares Redeemed
(33,003 and 0 shares, respectively)	(394,984)	0
Total Capital Share Transactions	652,115	3,829,340

Total Increase in Net Assets	653,073	5,552,824

Net Assets:
Beginning of Period	22,673,231	17,120,407
End of Period*	$ 23,326,304	$ 22,673,231

*Includes accumulated undistributed
net investment income of:	$ 354,063	$ 200,219

** Class C commenced operations on September 27, 2012.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Class A										Class C
	For the										For the		For the Period
	Six Months										Six Months		September 27, 2012*
	Ended										Ended		to
	September 30,		For the Year Ended March 31,								September 30,		March 31,
	2013		2013	2012	2011		2010		2009		2013		2013
	(Unaudited)										(Unaudited)
Net Asset Value,
Beginning of Period	$ 11.88		$ 10.93	$ 10.59	$ 9.33		$ 6.59		$ 10.32		$ 11.85		$ 11.17

Income (Loss) From Operations:
Net investment income	0.20		0.27	0.25	0.26		0.30		0.23		0.16		0.05
Net gain (loss) from securities
(both realized and unrealized)	(0.08)		0.91	0.31	1.24		2.71		(3.69)		(0.09)		0.72
Total from operations	0.12		1.18	0.56	1.50		3.01		(3.46)		0.07		0.77

Distributions to shareholders from
Net investment income	(0.12)		(0.23)	(0.22)	(0.24)		(0.27)		(0.27)		(0.07)		(0.09)

Net Asset Value,
End of Period	$ 11.88		$ 11.88	$ 10.93	$ 10.59		$ 9.33		$ 6.59		$ 11.85		$ 11.85

Total Return (b)	1.02%	(e)	10.98%	5.47%	16.43%		46.58%		(34.08)%		0.58%	(e)	7.00%	(e)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 22,503		$ 21,942	$ 17,120	$ 14,383		$ 11,507		$ 8,204		$ 823		$ 731
Ratio of expenses to average net assets,
before reimbursement	1.64%	(c)	1.88%	1.77%	1.19%	(d)	1.19%	(d)	1.19%	(d)	2.39%	(c)	2.80%	(c)
net of reimbursement	1.39%	(c)	1.19%	1.19%	1.19%		1.19%		1.19%		2.14%	(c)	1.94%	(c)
Ratio of net investment income
to average net assets	3.34%	(c)	2.43%	2.44%	2.65%		3.69%		2.74%		2.61%	(c)	0.94%	(c)
Portfolio turnover rate	19%	(e)	52%	45%	75%		84%		58%		19%	(e)	52%	(e)

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Had the Adviser not waived a portion of its fee, total returns would have been lower.

(c) Annualized for periods of less than one year.
(d) Prior to reorganiztion to the Two Oaks Diverisified Growth and Income Fund, the Fund did not have an expense cap in place and the Fund used a unitary fee instead.
(e) Not annualized.
* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

September 30, 2013

1.

ORGANIZATION

Two Oaks Diversified Growth and Income Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund commenced operations on April 15, 2002.  The investment objective of the Fund is long-term growth of capital.

The Fund currently offers Class A and Class C shares. Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2013

size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2013 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 13,883,018	$ -	$ -	$ 13,883,018
Preferred Stock	571,379	-	-	571,379
REITS	3,843,932	-	-	3,843,932
Mortgage Backed Securities	-	-	-	-
Corporate Bonds	-	3,445,281	-	3,445,281
Sovereign Bonds	-	-	-	-
Short-Term Investments	1,430,386	-	-	1,430,386
Total	$ 19,728,715	$ 3,445,281	$ -	$ 23,173,996

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

*Please refer to the Schedule of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively.  The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) are reported to the Fund after  the end  of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year.  Estimates are based on the most recent REIT distribution information available.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2013

These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012) or expected to be taken by the Fund in its 2013 and 2014 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska state and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.        ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Two Oaks Investment Management, LLC (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.60% of the average daily net assets of the Fund.  For the six months ended September 30, 2013, the Adviser earned advisory fees of $69,404.  The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and certain officers of the Funds are also officers of GFS and are not paid any fees directly by the Funds for serving in such capacities.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until July 31, 2014, so that the total annual operating expenses of the Fund do not exceed 1.75% of the Fund’s average daily net assets of Class A shares and 2.50% of the average daily net assets of Class C shares. Prior to July 31, 2013, the Adviser agreed to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation)to limit so that the total annual operating expenses of the Fund do not exceed 1.19% of the Fund’s average daily net assets of Class A shares and 1.94% of the average daily net assets of Class C shares.  Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation in effect at the time of reimbursement, within three years of when the amounts were waived or reimbursed.  During the six months ended September 30, 2013, the Adviser waived fees of $29,055.  Cumulative expenses subject to recapture by the Advisor amounted to $215,408, and will expire in the years indicated below:

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2013

2015	2016
$86,306	$129,102

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Fund.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.25% for Class A and 1.00% for Class C per year of its average daily net assets for such distribution and shareholder service activities.  For the six months ended September 30, 2013, the Fund incurred distribution fees of $31,925.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended September 30, 2013, the Distributor received $21,909 in underwriting commissions for sales of shares, of which $3,895 was retained by the principal underwriter.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended September 30, 2013 amounted to $6,509,617 and $4,152,392, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2013	March 31, 2012
Ordinary Income	$ 381,926	$ 315,398
Long-Term Capital Gain	-	-
	$ 381,926	$ 315,398

As of March 31, 2013, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ 119,854	$ 151,498	$ -	$ -	$ (7,287)	$ 2,176,445	$ 2,440,510

The difference between book basis and tax basis unrealized appreciation (depreciation) and undistributed ordinary income is primarily attributable to tax adjustments for partnerships.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such losses of $7,287.

Permanent book and tax differences, primarily attributable to differences in book/tax treatment of paydown gain/(loss) and foreign currency gain/(loss) and tax adjustments for partnerships, resulted in reclassification for the year ended March 31, 2013 as follows:

Two Oaks Diversified Growth And Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2013

Undistributed	Undistributed	Paid
Ordinary	Long-Term	In
Income (Loss)	Gains (Loss)	Capital
$ 29,416	$ (29,416)	$ -

6.

 SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Two Oaks Diversified Growth and Income Fund

FUND EXPENSES (Unaudited)

September 30,  2013

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/13)	Ending Account Value (9/30/13)	Expense Ratio (Annualized)	Expenses Paid During the Period* (4/1/13-9/30/13)
Actual:
Class A	$1,000.00	$1,010.20	1.39%	$ 7.00
Class C	$1,000.00	$1,005.80	2.14%	$ 10.76
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,018.10	1.39%	$ 7.03
Class C	$1,000.00	$1,014.34	2.14%	$10.81

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Two Oak Diversified Growth & Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2013

FACTORS CONSIDERED BY THE TRUSTEES WITH THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on May 3, 2013, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Two Oaks Diversified Growth and Income Fund  (the “Fund”), and Two Oaks Investment Management, LLC (“TOIM” or the “Adviser”).

In advance of the Meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to the Adviser (including due diligence questionnaire completed by the Adviser, the Adviser’s Forms ADV, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Investment Advisory Agreement.

  At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the renewal of the Investment Advisory Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below with respect to the Meeting.  In their deliberations considering the Investment Advisory Agreement, as appropriate, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s particular circumstances.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by TOIM related to the proposed renewal of the Two Oaks Advisory Agreement, including TOIM’s ADV, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for the Fund, including the team of individuals that primarily monitor and execute the investment process.  The Board discussed the extent of TOIM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from a representative of TOIM with respect to a series of important questions, including: whether TOIM was involved in any lawsuits or pending regulatory actions; whether TOIM’s management of other accounts would conflict with its management of the Fund; and whether TOIM has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided by TOIM of its practices for monitoring compliance with the Fund’s investment limitations, noting that TOIM’s CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under TOIM’s compliance program.  The Board then reviewed the capitalization of TOIM based on representations made by TOIM and concluded that TOIM was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund.  The Board concluded that TOIM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Two Oaks Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by TOIM to the Fund were satisfactory.

Performance.  The Trustees reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year, five year and since inception periods noting the Fund has outperfomed the peer group and Morningstar categories for the periods, yet moderately underperformed its benchmark, the S&P 500 Index.  The Trustees, noted, however, that, the S&P 500 index is a broad based equity securities index while the Fund is blend of equities, fixed income and real estate and asset-based securities.  TOIM noted that even using an index with a fixed blend of equities and fixed income would not be truly representative as the Fund’s allocation among asset classes may vary considerably. After considering other factors relating to TOIM’s and the portfolio managers’ track record, the Board concluded that the overall performance of the Fund under the management of TOIM was satisfactory.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by TOIM, the Board discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory and overall expenses compared to a peer group comprised of funds constructed by TOIM with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for the Fund, which stated that TOIM had agreed to waive or limit its management fee and/or reimburse expenses through July 31, 2013, to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.19%, and 1.94% of the Fund’s average net assets, for Class A and Class C shares, respectively.  The Board noted that, effective August 1, 2013, the expense caps will increase due to the expiration of the current expense limitation agreement but that TOIM has agreed to waive or limit its management fee and/or reimburse expenses through July 31, 2014, so as to limit net annual operating expenses, exclusive of certain fees, to no more than 1.75%, and 2.50% of the Fund’s average net assets, for Class A and Class C shares, respectively. The Board acknowledged that although total fund expenses will increase effective August 1, 2013 there will be benefits to the Fund, including the hiring of an internal wholesaler to help increase fund assets which in turn will help reduce fund expenses and provide TOIM with additional capital to continue operations.

Profitability.  The Board also considered the level of profits that could be expected to accrue to TOIM with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of TOIM provided by TOIM.  After review and discussion, the Trustees concluded that based on the services provided by TOIM and the projected growth of the Fund, the fees were reasonable and that anticipated profits from TOIM’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, TOIM’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from TOIM as the Board believed to be reasonably necessary to evaluate the terms of Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, unanimously concluded with respect to the Advisory Agreement, that (a) the terms of the Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Privacy Policy

                                               Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

INVESTMENT ADVISOR

Two Oaks Investment Management, LLC

7110 North Fresno Street, Suite 450

Fresno, CA 93720

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-445-9339 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-445-9339

For more complete information about the Two Oaks Diversified Growth And Income Fund, including charges and expenses, please call (855) 896-6257 and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds’ Board of Directors, please call or write to request the Funds’ Statement of Additional Information.

TWO OAKS DIVERSIFIED GROWTH AND INCOME FUND

Semi-Annual Report

September 30, 2013

(Unaudited)

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

12/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date

12/9/13

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

12/9/13